UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2010
VESTIN REALTY MORTGAGE II, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-125121	61-1502451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6149 SOUTH RAINBOW BOULEVARD
LAS VEGAS, NEVADA 89118
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

On February 11, 2010 – Vestin Realty Mortgage II, Inc. and Vestin Realty Mortgage I, Inc., through its Manager Vestin Mortgage, Inc., issued a press release announcing the ruling from the Superior Court for the State of California in San Diego in favor of the defendants which included, Vestin Reality Mortgage II, Inc. and Vestin Reality Mortgage I, Inc. in a breach of contract class action.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN REALTY MORTGAGE II, INC.

	By	Vestin Mortgage, Inc., its sole manager

Date: February 11, 2010	By	/s/ Rocio Revollo
Rocio Revollo
Chief Financial Officer